UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary information statement.
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
[X]	Definitive information statement.

Domini Social Investment Trust
(Name of Registrant as Specified In Its Charter)

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Domini Social Investment Trust

Domini Social Bond Fund

532 Broadway, 9th Floor

New York, NY 10012-3939

1-800-582-6757

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An information statement regarding a recent submanager change related to the Domini Social Bond Fund (the “Fund”), a series of Domini Social Investment Trust (the “Trust”), is available for your review. This Notice presents only an overview of the more complete information statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the information statement.

The information statement describes the recent hiring of Wellington Management Company LLP (“Wellington Management”) to replace Seix Investment Advisors LLC (“Seix”) as the investment submanager of the Fund. Specifically, at a meeting of the Board of Trustees of the Trust (the “Board”) held on November 14, 2014, the Board, after careful consideration, approved the appointment of Wellington Management to serve as the new submanager of the Fund and approved a submanagement agreement with Wellington Management. At the same time, the Board approved the termination of Seix as the Fund’s submanager. These changes became effective on January 7, 2015.

The information statement is being provided pursuant to the terms of an exemptive order that the Fund has received from the Securities and Exchange Commission. The exemptive order permits the Fund’s manager, Domini Social Investments LLC (“Domini”) to, under certain circumstances, enter into subadvisory relationships with submanagers and to enter into submanagement agreements with submanagers with the approval of the Board, but without obtaining shareholder approval. The exemptive order also allows the Fund, in lieu of physical delivery of the information statement, to make the information statement available online.

The Fund is furnishing an information statement for your information only. It is not a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The full information statement will be available on Domini’s website at www.domini.com/ bond_fund_information_statement until at least 90 days after this notice was sent to you. The Fund’s annual report for the fiscal year ended July 31, 2014, including audited financial statements, has previously been sent to shareholders. A copy of the full information statement, the Fund’s annual report, and other Fund information may be obtained, without charge, by calling Domini at 1-800-582-6757, by emailing Domini at sh-mail@domini.com, or by sending a written request to Domini Social Investments, P.O. Box 9785, Providence, RI 02940-9785. These materials are also available at www.domini.com/funddocuments.

If you want to receive more information regarding this recent submanager change, you may request a copy of the information statement per the instructions above. You must request a copy of the information statement by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

Domini Social Investment Trust

Domini Social Bond Fund

532 Broadway, 9th Floor

New York, NY 10012-3939

1-800-582-6757

February 27, 2015

Dear Shareholders:

The Board of Trustees of Domini Social Investment Trust (the “Trust”) recently approved the hiring of Wellington Management Company LLP (“Wellington Management”) to replace Seix Investment Advisors LLC as the investment submanager of Domini Social Bond Fund (the “Fund”). Wellington Management became the new investment submanager of the Fund on January 7, 2015. We are optimistic that the Fund will benefit from Wellington’s submanagement services.

Domini Social Investments LLC (“Domini”), the Fund’s manager, and the Fund have obtained exemptive relief from the Securities and Exchange Commission that permits Domini to enter into submanagement arrangements with submanagers without shareholder approval under certain circumstances as long as certain conditions are satisfied, including delivery to you, as a shareholder of the Fund, of an information statement that describes the new submanagement agreement for the Fund with Wellington Management. Accordingly, please find enclosed an information statement that describes, among other things, the terms of the new submanagement agreement.

The enclosed information statement is for your information only. It is not a proxy statement. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Please feel free to call us at 1-800-582-6757 should you have any questions about the enclosed information statement. We thank you for your continued interest in the Domini Funds.

Sincerely yours,

Amy L. Domini

Chair and President

Domini Social Investment Trust

Domini Social Investment Trust

Domini Social Bond Fund

532 Broadway, 9th Floor

New York, NY 10012-3939

1-800-582-6757

INFORMATION STATEMENT

This information statement is being provided to the shareholders of Domini Social Bond Fund (the “Fund”), a separate series of Domini Social Investment Trust (the “Trust”), a Massachusetts business trust. This information statement is being provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Exemptive Order”) that the Fund has received from the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits the Fund’s manager, Domini Social Investments LLC (“Domini”) to, under certain circumstances, enter into subadvisory relationships with investment management organizations (“submanagers”) and to enter into submanagement agreements with submanagers with the approval of the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”), but without obtaining shareholder approval. The Exemptive Order allows the Fund, in lieu of physical delivery of the information statement, to make the information statement available online. The Exemptive Order also relieves the Fund from disclosing separately the submanagement fees paid by Domini to unaffiliated submanagers in documents filed with the SEC and provided to shareholders.

The Fund’s Annual Report for the fiscal year ended July 31, 2014, including audited financial statements, has previously been sent to shareholders. The report is available without charge by written request to Domini Social Investments, P.O. Box 9785, Providence, RI 02940-9785, by calling Domini at 1-800-582-6757, or by downloading the report from our website at www.domini.com/funddocuments.

Background

Domini, a Massachusetts limited liability company, 532 Broadway, 9th Floor, New York, New York 10012, manages the assets of the Fund pursuant to a Management Agreement dated as of May 1, 2000, as amended as of April 29, 2005 (the “Management Agreement”). The Management Agreement was most recently approved by the Board of Trustees of the Fund on April 25, 2014. The Management Agreement was most recently submitted to a vote of shareholders in the Fund on May 31, 2000, in connection with its initial approval.

Wellington Management Company LLP (“Wellington Management”) became the investment submanager of the Fund on January 7, 2015. As noted above, the Exemptive Order permits Domini to enter into submanagement arrangements without shareholder approval under certain circumstances. This information statement provides information to Fund shareholders regarding Wellington Management and the new submanagement agreement for the Fund with Wellington Management (the “New Submanagement Agreement”).

Management Agreement

As the Fund’s manager, Domini is responsible for the management of the Fund, subject to the terms of the Management Agreement. As part of its responsibilities as the Fund’s manager, Domini selects and employs, subject to the review and approval of the Board of Trustees of the Fund, one or more submanagers to invest the Fund’s assets consistent with the Fund’s investment objective and the guidelines and directions set by Domini and the Board of Trustees, and reviews the submanager’s continued performance. Domini’s selection of a submanager is subject to the review and approval of the Board of Trustees of the Fund and the Fund’s shareholders. Domini may terminate the services of a submanager at any time. The Fund pays to Domini an annual management fee based on the following schedule: 0.40% of the first $500 million of net assets managed, 0.38% of the next $500 million of net assets managed, and 0.35% of net assets managed in excess of $1 billion. For the fiscal year ended July 31, 2014, the Fund paid to Domini $506,241 in investment management fees (0.40% of the average daily net assets of the Fund). Domini, and not the Fund, pays a portion of the fees it receives from the Fund to the Fund’s submanager as compensation for the submanager’s services to the Fund.

Termination of the Prior Submanagement Agreement and Approval of New Submanagement Agreement

Seix Investment Advisors LLC (“Seix”) served as the submanager of the Fund from March 1, 2005 through January 6, 2014. Domini most recently entered into a submanagement agreement with Seix effective May 30, 2014 in connection with a change in control of Seix’s parent company, RidgeWorth Capital Management, Inc. (the “Prior Submanagement Agreement”). The Board of Trustees most recently approved the Fund’s submanagement arrangements with Seix on April 25, 2014. Shareholders of the Fund most recently approved the Fund’s submanagement arrangements with Seix on June 28, 2005, in connection with the initial approval of such arrangements (prior to the Fund’s obtaining the Exemptive Order).

At a meeting held on November 14, 2014, Domini recommended that the Board terminate the Prior Submanagement Agreement and approve the appointment of Wellington Management as the new submanager of the Fund. Domini’s recommendation was based upon, among other factors, recent changes to the management and ownership structure of Seix, the Fund’s underperformance relative to its benchmark index and peer group of funds, and the quality of the portfolio management team and the depth of firm resources that Wellington Management proposed to provide for the Fund. At a meeting held on November 14, 2014, the Board of Trustees of the Trust, including all of the Independent Trustees, approved Domini’s recommendation to terminate the Prior Submanagement Agreement and approve the New Submanagement Agreement after consideration of a variety of factors (as described below under “Evaluation by the Board of Trustees of the New Submanagement Agreement”).

Terms of the New Submanagement Agreement and Comparison with Prior Submanagement Agreement

The terms of the New Submanagement Agreement are substantially similar in many, but not all, respects to the terms of the Prior Submanagement Agreement. Specifically, the duties to be performed and the standard of care under the New Submanagement Agreement are substantially similar to the comparable provisions included in the Prior Submanagement Agreement. However, the New Submanagement Agreement contains a new submanagement fee rate schedule. After giving effect to the new submanagement fee rate schedule, the aggregate submanagement fees payable with respect to the Fund will increase. Please note, however, that submanagement fees are paid by Domini, and not the Fund. There will be no increase in the management fees payable by the Fund to Domini as a consequence of the New Submanagement Agreement.

Please refer to Exhibit A attached to this information statement for the New Submanagement Agreement. The following description of the Submanagement Agreement in this information statement is qualified in its entirety by the provisions of the New Submanagement Agreement in Exhibit A.

Appointment and Duties of Wellington Management.  The New Submanagement Agreement provides that Wellington Management shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund allocated by Domini to Wellington Management shall be held uninvested, subject always to the restrictions of the Fund’s Declaration of Trust and By-Laws, the provisions of the 1940 Act, and the Fund’s then current registration statement. The New Submanagement Agreement provides that Domini or the Trustees of the Fund may, at any time, suspend or restrict the right of Wellington Management to determine what securities will be purchased or sold on behalf of the Fund and what portion, if any, of the assets of the Fund allocated by Domini to Wellington Management will be held uninvested. The Prior Submanagement Agreement contained substantially similar provisions.

The New Submanagement Agreement also contains a provision that was not included in the Prior Submanagement Agreement. The new provision states that under the New Submanagement Agreement, Wellington Management is authorized to engage its affiliates to provide Wellington Management with investment management or advisory and related services with respect to performance by Wellington Management of its obligations under the New Submanagement Agreement. Wellington Management will remain liable for the acts and omissions of any such affiliates.

The New Submanagement Agreement provides that Wellington Management shall take all actions which it deems necessary to implement the Fund’s investment policies and, in particular, to place all orders for the purchase or sale of securities for the Fund’s account with the brokers or dealers selected by it. To that end, Wellington Management is authorized as the agent of the Fund to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, subject to the primary objective of obtaining the best available prices and execution, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Wellington Management, Domini or a respective “affiliated person” thereof exercises investment discretion. Wellington Management shall not be obligated to solicit competitive bids for each transaction it enters into on behalf of the Fund and is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Wellington Management, Domini and any “affiliated person” thereof have with respect to accounts over which they exercise investment discretion, notwithstanding the fact that the Fund may not be the direct or exclusive beneficiary of any such service. The Prior Submanagement Agreement contained substantially similar provisions.

Duties of the Manager.  The New Submanagement Agreement contains provisions not included in the Prior Submanagement Agreement that clarify certain responsibilities of Domini and Wellington Management, including: (i) Domini shall assume responsibility for voting proxies of securities held by the Fund; (ii) Domini shall screen the securities submitted to it by Wellington Management according to the social and environmental criteria developed for the Fund, and notify Wellington Management of the results of each screening; and (iii) Wellington Management shall not purchase any securities for the Fund that do not meet the social and environmental criteria applied by Domini. The New Submanagement Agreement also clarifies that Wellington Management will not be responsible for filing class action proofs of claim on behalf of the Fund.

Allocation of Charges and Expenses.  The New Submanagement Agreement provides that Wellington Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under the New Submanagement Agreement. The Prior Submanagement Agreement contained a substantially similar provision.

Covenants of Wellington Management.  The New Submanagement Agreement provides that Wellington Management will not deal with itself, or with the Fund’s Trustees or principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, and will comply with all other provisions of the Fund’s Declaration of Trust and By-Laws and the Fund’s then-current registration statement applicable to the Fund. Wellington Management shall not act as custodian for the Fund or take or have possession of any assets thereof. The Prior Submanagement Agreement contained substantially similar provisions.

Limitation of Liability of Wellington Management.  The New Submanagement Agreement provides that Wellington Management will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations under the New Submanagement Agreement. The Prior Submanagement Agreement contained a substantially similar provision.

Activities of Wellington Management.  The New Submanagement Agreement provides that the services of Wellington Management to the Fund are not to be deemed to be exclusive, Wellington Management being free to render investment advisory and/or other services to others. The Prior Submanagement Agreement contained a substantially similar provision.

The New Submanagement Agreement also contains certain provisions that were not included in the Prior Submanagement Agreement. These provisions state that Wellington Management may give advice or exercise investment responsibility with respect to other accounts which may differ from advice given or the timing or nature of action taken with respect to the Fund, provided that Wellington Management acts in good faith and provided that it is Wellington Management’s policy to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to such other accounts.

Confidential Relationship.  The New Submanagement Agreement provides that all information and recommendations furnished by Wellington Management shall be regarded as confidential and for use only by Domini or such persons as Domini may designate, and only in connection with the management of the Fund. Wellington Management shall regard as confidential all information furnished to it hereunder concerning the affairs of the Fund and Domini. The Prior Submanagement Agreement contained a substantially similar provision.

Duration and Termination of the Agreement.  The New Submanagement Agreement became effective after the close of business on January 7, 2015 and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The New Submanagement Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Fund, by the vote of a “majority of the outstanding voting securities” of the Fund, or by Domini with the prior consent of the Board of Trustees, in each case on not more than 60 days’ nor less than 30 days’ written notice. The New Submanagement Agreement may also be terminated by Wellington Management on 90 days’ advance written notice to Domini and the Board of Trustees. The New Submanagement Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Other than the effective and termination dates, the Prior Submanagement Agreement contained substantially similar provisions.

Submanagement Fees.  The New Submanagement Agreement contains a new submanagement fee rate schedule. After giving effect to the new submanagement fee rate schedule, the aggregate submanagement fees payable with respect to the Fund will increase. The following table demonstrates (1)

the actual aggregate submanagement fees paid by Domini with respect to the Fund for the fiscal year ended July 31, 2014, during which year the Prior Management Agreement in effect; (2) the aggregate submanagement fees that Domini would have paid if the New Submanagement Agreement had been in effect for that year; and (3) the difference between these amounts stated as a percentage:

(1)	(2)	(3)
Actual Aggregate Submanagement Fees Paid For The Year Ended July 31, 2014	Aggregate Submanagement Fees That Would Have Been Paid For The Year Ended July 31, 2014 If The New Submanagement Agreement Had Been In Effect	Percentage Increase
$333,120	$378,120	13.5%
(0.26% of the average daily net assets of the Fund)	(0.30% of the average daily net assets of the Fund)

As noted above, submanagement fees are paid by Domini, and not the Fund. There will be no increase in the management fees payable by the Fund to Domini as a consequence of the New Submanagement Agreement.

Evaluation by the Board of Trustees of the New Submanagement Agreement

At its meeting held on November 14, 2014, the Board of Trustees of the Trust, including all of the Independent Trustees, voted to approve the New Submanagement Agreement. Prior to the November 14, 2014 meeting, the Board requested, received, and reviewed written responses from Domini and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses.

In reaching their determination to approve the proposed the New Submanagement Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

Nature, Quality and Extent of Services to be Provided.  The Trustees considered the scope and quality of the services to be provided under the New Submanagement Agreement, such as the provision of the day-to-day portfolio management of the Fund. The Trustees noted that pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of a submanager. It was noted that Domini would apply its social and environmental standards to a universe of securities provided by Wellington Management and that Wellington Management would then provide the day-to-day portfolio management of the Fund, including making purchases and sales of securities consistent with the Fund’s investment objective and policies and Domini’s social and environmental standards. The Trustees noted that the information provided by Wellington Management and Domini supported that there was no ownership affiliation between the two entities. The Trustees noted that Wellington Management serves as the submanager of other Domini funds and considered the quality of services provided by Wellington Management to such other Domini funds.

The Trustees considered the professional experience, tenure, and qualifications of the proposed portfolio management team of the Fund and the other senior personnel at Wellington Management. They also reviewed Wellington Management’s compliance policies and procedures and compliance record. The Trustees noted that Wellington Management would be restructuring as part of a corporate modernization project prior to the effective date of the New Submanagement Agreement and that the proposed submanagement services would be provided by Wellington Management’s successor entity, Wellington Management Company LLP, a Delaware limited liability partnership. The Trustees noted that there would be no material changes to the proposed team that would provide services to the Fund or the policies and procedures of the firm as a result of Wellington Management’s restructuring project.

The terms of the New Submanagement Agreement were also reviewed by the Trustees who noted that the terms and conditions set forth therein were the same as those in the Wellington Management submanagement agreements for the other Domini funds except for the applicable effective date, fund name, and fee schedule. The Trustees also considered the differences between the Prior Submanagement Agreement and the New Submanagement Agreement. The Trustees noted that the duties of each party and the standard of care under the New Submanagement Agreement were substantially the same as under the Prior Submanagement Agreement and the same as those under the existing Wellington Management submanagement agreement with the other Domini funds.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided under the New Submanagement Agreement.

Performance Information.  The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Fund because of the unique investment approach to be applied to the Fund (combining proprietary analysis from Domini and Wellington Management). The Trustees reviewed the investment performance (gross of all fees and expenses) of the core bond plus and core bond composites provided to them by Wellington Management through September 30, 2014 including, the year-to-date, 1-, 3-, 5- and 10-year periods ended September 30, 2014, as well as the composite’s performance for each full calendar year from 2004 through 2013. The Trustees compared these investment returns to the returns of the composites’ benchmark, the Barclays US Aggregate Bond Index, for the same periods. The Trustees noted that the gross returns of the core bond plus composite as of September 30, 2014 were positive and had outperformed the benchmark for the 1-, 3-, 5- and 10-year periods, but underperformed for the annual calendar year periods of 2007, 2008, and 2011. The Trustees noted that the gross returns of the core bond composite as of September 30, 2014 were also positive and had outperformed the benchmark for the 1-, 3-, 5- and 10-year periods, but underperformed for the annual calendar year periods of 2007 and 2008.

The Trustees also considered the recent market conditions and Wellington Management’s responses regarding the performance of its core bond plus fixed income strategy. The Trustees concluded that they had confidence in Wellington Management’s overall capability to submanage the Fund.

Fees and Other Expenses.  The Trustees considered the submanagement fees to be paid by Domini to Wellington Management under the New Submanagement Agreement. The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Fund because of the unique investment approach to be used for the Fund (combining proprietary analysis from Domini and Wellington Management). The Trustees noted Wellington Management’s representation that the submanagement fees Wellington Management would receive, considering the nature and quality of service to be provided with respect to the Fund, are competitive with the fees Wellington Management receives for providing services to similarly sized client funds. The Trustees noted the differences in the fee schedules under the New Submanagement Agreement and the Prior Submanagement Agreement. However, the Trustees noted that, with respect to the Fund, Domini (and not the Fund) pays Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the continuance of the Domini Management Agreement at the April 25, 2014,

meeting. The Trustees also noted that the management fee charged to Fund shareholders by Domini would not change as a result of the New Submanagement Agreement.

The Trustees determined, based on the nature and quality of the services provided by Wellington Management, and in light of the preceding factors, that the fees to be paid by Domini to Wellington Management with respect to the Fund were reasonable in relation to the nature and quality of services to be provided and supported approval of the New Submanagement Agreement.

Economies of Scale.  The Trustees considered whether economies of scale would be realized by Wellington Management as the assets in the Fund increased and the extent to which any economies of scale were reflected in the fee schedule of the New Submanagement Agreement. The Trustees noted that there were breakpoints in the fee schedule of the New Submanagement Agreement, as well as in the fee that was payable to Domini under the Management Agreement in effect for the Fund. The Trustees noted that no changes to the management fee arrangement were under consideration. The Trustees concluded that such breakpoints were an effective way to share economies of scale with Fund shareholders and that this was a positive factor in support of the approval of the New Submanagement Agreement.

Costs of Services Provided and Profitability.  The Trustees referred to Wellington Management’s audited consolidated balance sheet at December 31, 2013, reviewed in connection with their April 25, 2014 meeting and Wellington Management’s representation that there have been no material changes in the firm since the last fiscal year. The Trustees did not receive information regarding Wellington Management’s estimated profitability with respect to the submanagement services to be provided to the Fund. The Trustees noted that it would be difficult for Wellington Management to estimate profitability with respect to the Fund since it had not yet provided services to the Fund, but that it would be appropriate for the Trustees to request such information when they considered the continuation of the New Submanagement Agreement.

Other Benefits.  The Trustees considered the other benefits that Wellington Management and its affiliates would receive from their relationship with the Fund. They noted in particular that none of Wellington Management or any of its affiliates would provide any other services to the Fund. The Trustees also considered the brokerage practices of Wellington Management including its use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the Fund.

The Trustees concluded that the benefits that may be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Fund and supported the approval of the New Submanagement Agreement.

Conclusion.  After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the New Submanagement Agreement, including the fees payable thereunder, was fair and reasonable, and voted to approve the New Submanagement Agreement.

Information Regarding Wellington Management

Wellington Management Company LLP, a Delaware limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets. In addition to the Fund, Wellington Management is the investment submanager of two other Domini funds, Domini Social Equity Fund and Domini International Social Equity Fund.

Listed below are the names, positions, and principal occupations of the members of the Executive Committee and the principal executive officers of Wellington Management as of January 1, 2015. The principal business address of all members of the Executive Committee and all principal executive officers is at the offices of Wellington Management, 280 Congress Street, Boston, Massachusetts 02210.

Name	Position with Wellington Management	Other Principal Occupation
John F. Averill	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management Company LLP
John E. Butler	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management International Ltd
Nicolas M. Choumenkovitch	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management Company LLP
Cynthia M. Clarke	Chief Legal Officer, Wellington Management Company LLP	Senior Managing Director, Wellington Management Company LLP
Cheryl M. Duckworth	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Head of Wellington Management Hong Kong Ltd
Jean M. Hynes	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management Company LLP
Donald J. Kilbride	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management Company LLP
Ian R. Link	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Wellington Management International Ltd
Nancy M. Morris	Chief Compliance Officer, Wellington Management Company LLP	Managing Director, Wellington Management Company LLP
Phillip H. Perelmuter	Executive Committee Member, Wellington Group Holdings LLP	Senior Managing Director, Head of Wellington Management International Ltd
Edward J. Steinborn	Chief Financial Officer, Wellington Management Company LLP	Senior Managing Director, Wellington Management Company LLP
Brendan J. Swords	Executive Committee Member, Wellington Group Holdings LLP	Chairman and CEO, Wellington Management Company LLP

No officer or Trustee of the Fund currently is an officer or employee of Wellington Management, or a member of Wellington Management’s Executive Committee. No officer or Trustee of the Fund has any material direct or indirect interest in the New Submanagement Agreement or in Wellington Management, or any other person controlling, controlled by, or under common control with Wellington Management. Since August 1, 2013, none of the officers or Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wellington Management was or is to be a party.

Wellington Management currently does not advise or subadvise any registered investment companies that have investment objectives and strategies that are similar to those of the Fund.

The foregoing information regarding Wellington Management is based on information provided by Wellington Management. Wellington Management is not affiliated with Domini.

Information Regarding Domini

Domini is a Massachusetts limited liability company with principal offices at 532 Broadway, 9th Floor, New York, NY 10012. Domini has been managing money since November 1997. As of December 31, 2014, Domini managed more than $1.5 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Fund with investment supervisory services, overall operational support, and administrative services. Amy Domini is the Manager of Domini. Each of Ms. Domini and Domini Holdings Corporation, LLC holds more than ten percent of the outstanding units of Domini. Ms. Domini is the Manager of Domini Holdings, LLC.

Listed below are the names, positions and principal occupations of the officers of Domini as of December 31, 2014. The principal business address of all of the officers is at the offices of Domini, 532 Broadway, 9th Floor, New York, NY 10012. Each officer of Domini is also a Trustee or officer of the Domini Funds, as noted below

Name	Capacity with Domini	Capacity with the Domini Funds	Other Principal Occupation
Amy L. Domini	Chief Executive Officer, Member and Manager of Domini	Chair, Trustee and President of the Domini Funds	Manager, DSIL Investment Services LLC (broker-dealer); Manager, Domini Holdings LLC (holding company); CEO, NIA Global Solutions; Trustee, New England Quarterly (periodical); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary); Partner and Member, Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member, Loring, Wolcott & Coolidge Trust, LLC (trust company).

Megan L. Dunphy	General Counsel of Domini	Secretary, Vice President, and Chief Legal Officer of the Domini Funds	N/A

Adam M. Kanzer	Managing Director and Director of Corporate Engagement and Public Policy	Vice President and of the Domini Funds	Member, Securities and Exchange Commission Investor Advisory Committee; Member, Advisory Council, Sustainability

Accounting Standards Board; Director, Tax Justice Network-USA (non-profit organization).

Carole M. Laible	President and Member of Domini	Vice President and Treasurer of the Domini Funds	President, CEO, Chief Compliance Officer, Chief Financial Officer, Secretary, Treasurer, and Registered Investment Company Principal, DSIL Investment Services LLC (broker- dealer)

Douglas Lowe	Senior Compliance Manager and Counsel of Domini	Assistant Secretary of the Domini Funds	Registered Operations Professional, DSIL Investment Services LLC
Meaghan O’Rourke-Alexander	Compliance Officer of Domini	Assistant Secretary of the Domini Funds	N/A

Christina Povall	Chief Financial Officer of Domini	Assistant Treasurer of the Domini Funds	Registered Operations Professional, DSIL Investment Services LLC
Maurizio Tallini	Member, Chief Operating Officer and Chief Compliance Officer of Domini	Vice President and Chief Compliance Officer of the Domini Funds	Registered Operations Professional and Investment Company Principal, DSIL Investments Services

None of the officers or trustee of the Trust owns any interest in Wellington Management or any of its affiliates.

Other Services Provided to the Fund by Domini

Domini provides administration services to the Fund pursuant to an Administration Agreement between Domini and the Trust. Under the Administration Agreement, Domini receives fees for administration services with respect to the Fund at the rate of 0.25% of the average daily net assets of each class of the Fund. For the fiscal year ended July 31, 2014, the Fund paid $316,400 in administration fees, after waivers.

Domini also provides certain shareholder services with respect to the Fund and its shareholders pursuant to a Shareholder Services Agreement between Domini and the Trust. For these services Domini receives fees from the Fund paid monthly at an annual rate of $4.00 per active account. For the fiscal years ended July 31, 2014, the Fund paid $15,109 in Shareholder Service Agent fees, after waivers.

DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), is the distributor of the Fund’s shares. The Fund has adopted a Rule 12b-1 distribution plan with respect to its Investor shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and for services provided to shareholders. These annual distribution fees may equal up to 0.25% of the average daily net assets of the Fund’s Investor shares. For the fiscal year ended July 31, 2014, Investor shares of the Fund accrued $307,006 in distribution fees. The Distributor waived fees totaling $186,913. The Fund does not pay any distribution fees with respect to its Institutional shares.

For the Fund’s fiscal year ended July 31, 2014, no commissions were paid to any broker (a) that is an affiliated person of the Fund, (b) that is an affiliated person of any affiliated person of the Fund, or (c) an affiliated person of which is an affiliated person of the Fund, Domini, Seix, Wellington Management or DSILD.

GENERAL INFORMATION

Outstanding Shares

As of January 9, 2015, the Fund had the following shares outstanding:

Name of Class	Number of Shares Outstanding
Investor Shares	11,685,615
Institutional Shares	220,535

Principal Holders of Securities

As of January 9, 2015, Trustees and officers owned less than 1% of the Fund’s outstanding shares. As of January 9, 2015, the following persons owned of record, or are known by the Fund to own beneficially, 5% or more of the outstanding shares of a class of the Fund:

Investor Shares

Name and Address	Percentage Ownership
Charles Schwab & Co Inc, Special Custody Account for the Benefit of Customers Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104	27.42%
National Financial Services LLC for the Exclusive Benefit of our Cust, Attn Mutual Funds Dept 4th Floor 499 Washington Blvd, Jersey City, NJ 07310-2010	9.86%
UBS Financial Services Inc, Attn Department Manager 1000 Harbor Blvd, Weehawken, NJ 07086	9.77%

Institutional Shares

Name and Address	Percentage Ownership
Charles Schwab & Co, Attn Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	55.71%
Strafe & Co., FBO Sarah J Pick Inheritance Trust A55432008, P.O. Box 6924, Newark, DE, 19714-6924	24.75%
Strafe & Co., FBO, Lifetime Benefit TR-S Feldstein P23082004, P.O. Box 6924, Newark, DE, 19714-6924	19.49%

Additional Information

The Fund is a series of Domini Social Investment Trust (the “Trust”), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Second Amended and Restated Declaration of Trust dated as of May 15, 2001. The Fund was designated as a separate series of the Trust on January 20, 2000. The mailing address of the Trust is 532 Broadway, 9th Floor, New York, New York 10012.

The Fund’s distributor is DSIL Investment Services LLC, 532 Broadway, 9th Floor, New York, New York 10012. BNY Mellon Asset Servicing acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of BNY Mellon Asset Servicing is 4400 Computer Drive, Westborough, Massachusetts 01581. State Street Bank and Trust Company (“State Street”) acts as the custodian for the Fund. State Street’s principal business address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Shareholders Sharing the Same Address

To keep the Fund’s costs as low as possible, and to conserve paper usage, we attempt to eliminate duplicate mailings to the same address where practical. When two or more Fund shareholders have the same last name and address, only one information statement is being sent to that address unless the Fund has received contrary instructions from one or more of those shareholders. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate mailings in the future, please send a written request to the Trust at the mailing address provided above or call Domini at 1-800-582-6757. If you want to receive a separate copy of this information statement, one will be delivered to you promptly upon such written or oral request.

Submission of Certain Proposals

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Carole M. Laible, Vice President and Treasurer

Exhibit A

SUBMANAGEMENT AGREEMENT

for the

DOMINI SOCIAL INVESTMENT TRUST,

on behalf of the

Domini Social Bond Fund

SUBMANAGEMENT AGREEMENT, dated as of January 7, 2015 by and between Domini Social Investments LLC, a Massachusetts limited liability company (“Domini” or the “Manager”), and Wellington Management Company LLP (“Wellington” or the “Submanager”).

WITNESSETH:

WHEREAS, the Domini Social Investment Trust (the “Trust”) engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the “1940 Act”); and

WHEREAS, Domini has entered into a Management Agreement (the “Management Agreement”) with the Trust wherein Domini has agreed to serve as Manager to the series of the Trust designated on Schedule A attached hereto (each a “Fund”); and

WHEREAS, Domini desires to retain the Submanager to furnish it with portfolio investment advisory services in connection with Domini’s investment advisory activities on behalf of the Funds, and the Submanager is willing to furnish such services to Domini;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.	APPOINTMENT OF WELLINGTON.

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Funds, the Manager hereby retains Wellington to act as the Submanager for the Funds for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Funds in accordance with the terms of this Agreement and applicable law and for the compensation provided by this Agreement.

The Submanager is hereby authorized to engage any of its affiliates to provide the Submanager with investment management or advisory and related services with respect to the Submanager performing its obligations under this Agreement. The Submanager shall remain liable to the Manager for performance of the Submanager’s obligations under this Agreement, and for the acts and omissions of such affiliates and the Manager shall not be responsible for any fees which any affiliate may charge to the Submanager in connection with such services.

2.	DUTIES OF THE SUBMANAGER.

The Submanager is hereby employed and authorized to select portfolio securities for investment by the portion of the assets of the Funds as the Manager may designate from time to time (the “Funds Account”), to determine to purchase and sell securities of the Funds Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with this Agreement. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to withdraw assets from the Funds Account and to supervise and, in its discretion, conduct investment activities relating to the Funds.

The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Funds Account shall be held uninvested, subject always to the restrictions of the Trust’s Second Amended and Restated Declaration of Trust, dated June 7, 1989, as amended and restated as of May 15, 2001, as amended, and By-laws, as each may be amended from time to time (respectively, the “Declaration” and the “By-Laws”), the provisions of the 1940 Act, and the then-current registration statement of the Trust with respect to the Funds. The Manager agrees to provide copies of any amendments to the Declaration of Trust, By-Laws or Funds’ registration statement to the Submanager. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to an investment policy applicable to the Funds and the Manager notifies the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked

The Submanager shall take, on behalf of the Funds, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Funds Account with the brokers or dealers selected by it, and to that end the Submanager is authorized as the agent of the Funds to give instructions to the custodian or any subcustodian of the Funds as to deliveries of securities and payments of cash for the Funds Account. In connection with the selection of such brokers or dealers and the placing of such orders, and subject to the primary objective of obtaining the best available prices and execution, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Submanager, the Manager or a respective “affiliated person” thereof exercises investment discretion. The Submanager shall not be obligated to solicit competitive bids for each transaction it enters into on behalf of the Funds and is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and any “affiliated person” thereof have with respect to accounts over which they exercise investment discretion notwithstanding the fact that the Funds may not be the direct or exclusive beneficiary of any such services. In making purchases or sales of securities or other property for the Funds Account, the Submanager may deal with itself or with the Trustees of the Trust or the Funds’ underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees if it determines that the use of such brokers and/or dealers is in the best interest of the Funds.

The Submanager shall not be responsible for filing class action proofs of claim or the voting of proxies on behalf of the Funds.

3.	DUTIES OF THE MANAGER.

The Manager shall, in accordance with the terms of the Management Agreement, assume responsibility for voting the proxies of the securities held by the Funds.

The Manager shall screen the securities submitted to it by the Submanager according to the social and environmental criteria developed for the Funds by the Manager. The Manager shall notify the Submanager of the results of each screening via email, telecopy or mail to the addresses the Submanager shall furnish in writing to the Manager from time to time. Any such notice shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier, email or telecopy to the person identified above (or to such other person as the Submanager shall have identified to the Manager in writing), at the time of the receipt thereof by such person and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

The Submanager shall not purchase any securities for the Funds that do not meet the social and environmental criteria applied by the Manager. If the Manager at any time determines that a security in which the Funds is invested does not meet such social and environmental criteria, the Manager shall so notify the Submanager in accordance with the notification procedures outlined above and the Submanager shall, within ninety (90) days of the receipt of such notification, sell such security from the Funds Account. The Submanager shall not be responsible for compliance with any notice provided by the Manager under this Section 3 if such notice is not delivered by the Manager and receipt is acknowledged by the Submanager in accordance with the provisions of this Section 3.

4.	ALLOCATION OF CHARGES AND EXPENSES.

The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay all of its own expenses and the expenses allocated to the Funds including, without limitation, organization costs of the Funds; compensation of Trustees who are not “interested persons” of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Funds; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Funds; expenses relating to the issuance and redemption of beneficial interests in the Funds and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Funds; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Funds (including but not limited to the fees of independent pricing services; expenses of meetings of the Funds’ investors; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Funds may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

5.	COMPENSATION OF THE SUBMANAGER.

For the services to be rendered by the Submanager hereunder, the Manager shall pay to the Submanager a fee computed as specified in the Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Submanager at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee calculation shall be based on the Funds’ average daily net assets for the month involved. If Wellington serves as Submanager for less than the whole of any period specified in this Section 5, the compensation to Wellington, as Submanager, shall be prorated.

6.	COVENANTS OF THE SUBMANAGER.

The Submanager agrees that it will not deal with itself, or with the Trustees of the Trust or the Funds’ principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, and will comply with all provisions of the Declaration and By-Laws and the then-current registration statement of the Trust applicable to the Funds. The Submanager shall not act as custodian for the Funds or take possession of any assets thereof.

7.	LIMITATION OF LIABILITY OF THE SUBMANAGER.

The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 7, the term “Submanager” shall include directors, partners, officers and employees of the Submanager as well as the Submanager itself. The Trust is expressly made a third party beneficiary of this Agreement and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

8.	ACTIVITIES OF THE SUBMANAGER.

The services of the Submanager to the Funds are not to be deemed to be exclusive, the Submanager and its affiliates being free to render investment advisory, administrative and/or other services to others (“Affiliated Accounts”). The Manager agrees that the Submanager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of action taken with respect to the Funds Account, provided that the Submanager acts in good faith, and provided, further, that it is the Submanager’s policy to allocate, within its reasonable discretion and consistent with its fiduciary obligations to the Funds and the Affiliated Accounts, investment opportunities to the Funds Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Funds Account and any specific investment restrictions or other factors applicable thereto. The Manager acknowledges that as permitted by applicable law one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Funds Account may have an interest from time to time, whether in transactions which may involve the Funds Account or otherwise. The Submanager shall have no obligation to acquire for the Funds Account a position in any investment which any Affiliated Account may acquire, and the Manager shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Funds Account or otherwise. It is understood that Trustees and officers of the Trust and investors of the Funds or the Manager are or may be or may become interested in the Submanager as directors, partners, officers, employees or otherwise and that directors, partners, officers and employees of the Submanager are or may become similarly interested in the Trust or the Funds or the Manager and that the Submanager may be or may become interested in the Trust or the Funds as an investor or otherwise.

9.	CONFIDENTIAL RELATIONSHIP.

All information and recommendations furnished by the Submanager shall be regarded as confidential and for use only by the Manager or such persons as the Manager may designate, and only in connection with the management of the Funds. The Submanager shall regard as confidential all information furnished to it hereunder concerning the affairs of the Funds and the Manager. All confidential information provided by a party hereto shall be used by the other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior written consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, known to the receiving party prior to entering into this Agreement, is received from some other source not a party to this Agreement, or is required to be disclosed by or to any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by applicable law.

10.	RECEIPT OF DISCLOSURE DOCUMENT.

The Manager acknowledges that it has received a copy of the Submanager’s disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to entering into this Agreement.

11.	REPRESENTATIONS AND WARRANTIES.

Each party represents and warrants that: (a) the person(s) executing this Agreement on behalf of the party has full power and authority to execute this Agreement on behalf of the party and (b) the party’s execution, delivery and performance of this Agreement will be binding upon the party in accordance with the terms hereof, and will not violate any obligations by which the party is bound, whether arising by contract, operation of law or otherwise. The Manager represents, warrants and agrees that it will deliver to the Submanager a true and complete copy of the Funds’ current registration statement as effective from time to time and such other documents or instruments governing the investments of the Funds Account.

12.	USE OF NAMES.

Neither party shall use the name, trademark or trade name of the other party or any of its affiliates or refer to the existence of this Agreement in any advertising, promotional or other material, whether in written, electronic or other form, distributed to any unaffiliated third party without obtaining specific prior written approval of the non-disclosing party; provided, that such consent shall not be unreasonably withheld or delayed.

13.	DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT.

This Agreement shall become effective as of the date and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until November 14, 2016, on which date it will terminate unless its continuance thereafter is “specifically approved at least annually” (a) by the vote of a majority of the Trustees of the Funds who are not “interested persons” of the Trust or of Domini or the Submanager at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Funds. However, if the investors of the Funds fail to approve the Agreement as provided herein, the Submanager may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Trust, (ii) the “vote of a majority of the outstanding voting securities” of the Funds or (iii) Domini with the prior consent of the Trustees of the Trust, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days’ written notice to the Manager and the Trustees of the Trust. This Agreement shall automatically terminate in the event of its “assignment.”

This Agreement constitutes the entire agreement between the parties and, except as otherwise permitted by applicable law, may be amended only if such amendment is approved by the parties hereto, the Trustees of the Trust and the “vote of a majority of the outstanding voting securities” of the Funds.

The Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested persons,” when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

14.	GOVERNING LAW.

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

15.	NOTICES.

Any notice, advice or report to be given pursuant to the Agreement (other than pursuant to Section 3 hereof) shall be deemed to have been duly given or made as of the date delivered or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the following addresses, or sent by electronic transmission to the telecopier number specified below:

To the Submanager at:

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Attention: Legal & Compliance

Telecopier No: 617-790-7760

To the Manager at:

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012-3939

Attention: President

Telecopier No: 212-217-1101

Email: claible@domini.com

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ David K. Eikenberry
Title: Senior Vice President

DOMINI SOCIAL INVESTMENTS LLC

By: /s/ Carole M. Laible
Title: President

Acknowledged:

DOMINI SOCIAL INVESTMENT TRUST,
on behalf of the Domini Social Bond Fund

By:	/s/ Carole M. Laible
Title:	Vice President and Treasurer